UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 4, 2010

NEXAIRA WIRELESS INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-153868
(Commission File Number)

20-8748507
(IRS Employer Identification No.)

#1404 – 510 West Hastings Street, Vancouver, BC V6B 1L8
(Address of principal executive offices and Zip Code)

(604) 682-5629
(Registrant’s telephone number, including area code)

N.A.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Change in Registrant’s Certifying Accountant.

On January 4, 2010, Manning Elliott LLP, Chartered Accountants (“Manning Elliott”), was dismissed as our principal independent accountant, and on January 4, 2010, we engaged, BDO Seidman, LLP as our principal independent accountant to audit our company’s consolidated financial statements for our Company’s new fiscal year end of October 31, as previously disclosed. The decision to appoint BDO Seidman, LLP was approved by our board of directors and by our audit committee.

Manning Elliott’s report on our financial statements dated November 6, 2009 for the two most recent fiscal years ended August 31, 2009 and 2008 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that Manning Elliott’s report contained an explanatory paragraph in respect to the substantial doubt as to our ability to continue as a going concern.

In connection with the audit of our financial statements for the two most recent fiscal years ended August 31, 2009 and 2008 and in the subsequent interim period through the date of dismissal on January 4, 2010, there were no disagreements, resolved or not, with Manning Elliott on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Manning Elliott, Chartered Accountants, would have caused them to make reference to the subject matter of the disagreements in connection with their report on the financial statements for such years.

During the two most recent fiscal years ended August 31, 2009 and 2008 and in the subsequent interim period through the date of dismissal of Manning Elliott on January 4, 2010, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

We provided Manning Elliott with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that they furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. The letter from Manning Elliott dated January 5, 2010 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the two most recent fiscal years ended August 31, 2009 and 2008, and the subsequent interim period through the date of appointment of BDO Seidman, LLP on January 4, 2010, we have not, nor has any person on our behalf, consulted with BDO Seidman, LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor has BDO Seidman, LLP provided to us a written report or oral advice regarding such principles or audit opinion on any matter that was the subject of a disagreement as set forth in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as set forth in Item 304(a)(1)(v) of Regulation S-K with our former principal independent accountant.

Item 9.01	Financial Statements and Exhibits.

16.1*	Letter from Manning Elliott, Chartered Accountants, dated January 5, 2010.

*filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEXAIRA WIRELESS INC.

By:	“Mark Sampson”
Name:	Mark Sampson
Title:	President, Chief Executive Officer and Director
Dated:	January 8, 2010